TRANSAMERICA SERIES TRUST

Transamerica International Growth VP Supplement to the Currently Effective Prospectus,

Summary Prospectus and Statement of Additional Information

* * *

Effective on or about October 31, 2021, TDAM USA Inc. (“TDAM USA”) will merge with and into Epoch Investment Partners, Inc. (“Epoch”) and Epoch will assume the sub-advisory agreement with Transamerica Asset Management, Inc. with respect to Transamerica International Growth VP (the “portfolio”). TDAM USA and Epoch are each indirect wholly-owned subsidiaries of The Toronto-Dominion Bank. The portfolio’s investment objective, principal investment strategies, principal risks, portfolio managers, investment manager and investment management and sub-advisory fee schedules will remain the same.

As of that date, all references to TDAM USA in the Prospectus, Summary Prospectus and Statement of Additional Information are replaced with Epoch, and the following replaces the information relating to TDAM USA in the Prospectus in the sub-section entitled “Further Information About Each Sub-Adviser” under the section entitled “Shareholder Information – Sub-Adviser(s)”:

Epoch Investment Partners, Inc. has been a registered investment adviser since 2004. As of December 31, 2020, Epoch Investment Partners, Inc. had approximately $31.5 billion in total assets under management. Epoch Investment Partners, Inc. is a wholly-owned subsidiary of TD Bank US Holding Company, which is wholly-owned by The Toronto-Dominion Bank.

* * *

Effective on or about November 1, 2021, Transamerica International Growth VP will be renamed Transamerica International Focus VP. As of that date, all references to Transamerica International Growth VP in the Prospectus, Summary Prospectus and Statement of Additional Information are replaced with Transamerica International Focus VP.

* * *

Investors Should Retain this Supplement for Future Reference

August 9, 2021